UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2004 (October 25, 2004)

HUDSON'S GRILL INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Texas

(State or other jurisdiction of incorporation)

333-94797

(Commission or File Number)

75-2738727

(IRS Employer Identification Number)

16970 Dallas Parkway, Suite 402, Dallas, Texas 75248

(Address of principal executive offices)

(972) 931-9237

(Registrant's telephone number, including area code)

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant.

Hudson's Grill International, Inc. (the "Company"), a Texas corporation based in Dallas, Texas, reports that on October 25, 2004, it replaced its current certifying accountants with new certifying accountants. This was done at the suggestion of Hein & Associates ("Hein"), who have been the Company's certifying accountants for many years. Hein will concentrate its resources on larger companies and will resign effective as of the engagement of new certifying accountants.

As a result of Hein's resignation, the audit committee of the Company interviewed auditors from Whitley Penn ("Whitley"), and at the audit committee's suggestion and pursuant to the unanimous written consent of the Company's directors, the directors elected Whitley to be the Company's new certifying accountants. On October 25, 2004, the Company signed an engagement letter with Whitley to continue the auditing work and tax work previously performed by Hein.

For the year ended December 31, 2003, Hein issued a standard clean opinion.

However, for the year ended December 31, 2002, Hein's opinion stated:

"In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hudson's Grill International, Inc. as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has a working capital deficit and a stockholders' deficit, which raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

The Company had no disagreements with Hein on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

The Company has authorized Hein to respond fully to all inquiries of Whitley.

Prior to Whitley's engagement, the Company had never consulted with them about any accounting or auditing matter or any disagreement with Hein, and Whitley had never conducted an audit of a significant subsidiary of the Company.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

1. Letter from Hein & Associates regarding statements made by the Company in this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2004

HUDSON'S GRILL INTERNATIONAL, INC. s/s Robert W. Fischer Robert W. Fischer, Director

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